Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The tables below set forth the unaudited pro forma condensed combined financial data for Acadia Healthcare Company, Inc. giving effect to Acadia’s purchase of Priory Group No. 1 Limited (“Priory”) on February 16, 2016 and the related issuance of common stock and debt financing transactions described herein.

The unaudited pro forma condensed combined statements of operations present income (loss) from continuing operations and give effect to each transaction as if it occurred on January 1, 2015.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015 combines the audited consolidated statement of operations of Acadia, the unaudited consolidated statement of operations of CRC Health Group, Inc. (“CRC”) for the period prior to February 11, 2015, the unaudited consolidated statement of operations for Acadia’s other completed acquisitions for the periods prior to the respective acquisition dates and the audited consolidated statement of operations for Priory for the year ended December 31, 2015.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2016 combines the unaudited consolidated statement of operations of Acadia and the unaudited consolidated statement of operations of Priory for the period prior to February 16, 2016.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2015 combines the unaudited consolidated statement of operations of Acadia, the unaudited consolidated statement of operations of CRC for the period prior to February 11, 2015, the unaudited consolidated statement of operations for Acadia’s other completed acquisitions for the periods prior to the respective acquisition dates and the unaudited consolidated statement of operations for Priory for the three months ended March 31, 2015.

An unaudited pro forma condensed combined balance sheet is not presented as Priory was included in Acadia’s condensed consolidated balance sheet at March 31, 2016.

The unaudited pro forma condensed combined financial data has been prepared using the acquisition method of accounting for business combinations under U.S. GAAP. The adjustments necessary to fairly present the unaudited pro forma condensed combined financial data have been made based on available information and in the opinion of management are reasonable. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with this unaudited pro forma condensed combined financial data. The pro forma adjustments related to the purchase of Priory are preliminary and revisions to the fair value of assets acquired and liabilities assumed may have a significant impact on Acadia’s condensed consolidated balance sheet or the pro forma adjustments. A final valuation of assets acquired and liabilities assumed has not been completed and the completion of fair value determinations may result in changes in the values assigned to property and equipment and other assets acquired (including intangibles) and liabilities assumed.

The unaudited pro forma condensed combined financial data is for illustrative purposes only and does not purport to represent what our financial position or results of operations actually would have been had the events noted above in fact occurred on the assumed dates. Accordingly, the unaudited pro forma condensed combined financial information should not be used to project our financial position or results of operations for any future date or future period.

The unaudited pro forma condensed combined financial data should be read in conjunction with the consolidated financial statements and notes thereto of Acadia and Priory included in Acadia’s reports filed with the Securities and Exchange Commission.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

(In thousands, except per share amounts)

	Acadia(1)	Completed Acquisitions(2)	CRC(3)	Pro Forma Adjustments	Notes		Acadia Pro Forma	Priory(4a)	Pro Forma Adjustments	Notes		Pro Forma Combined
Revenue before provision for doubtful accounts	$1,829,619	$130,723	$53,014	$—			$2,013,356	$872,996	$—			$2,886,352
Provision for doubtful accounts	(35,127)	(1,270)	—	(1,206)	(5)		(37,603)	—	—			(37,603)

Revenue	1,794,492	129,453	53,014	(1,206)			1,957,753	872,996	—			2,848,749
Salaries, wages and benefits	973,732	73,639	31,288	—			1,078,659	482,169	—			1,560,828
Professional fees	116,463	6,280	5,136	—			127,879	48,145	—			176,024
Supplies	80,663	5,143	2,583	—			88,389	32,926	—			121,315
Rents and leases	32,528	2,794	2,023	—			37,345	44,539	—			81,884
Other operating expenses	206,746	12,258	5,708	—			224,712	82,771	—			307,483
Depreciation and amortization	63,550	3,602	2,459	(716)	(6a)		68,895	76,895	(11,812)	(6b)		133,978
Interest expense, net	106,742	1,005	8,883	2,835	(7a)		119,465	124,528	(45,727)	(7b)		198,266
Provision for doubtful accounts	—	—	1,206	(1,206)	(5)		—	—	—			—
Debt extinguishment costs	10,818	—	—	—			10,818	—	—			10,818
Gain on foreign currency derivatives	1,926	—	—	(1,926)	(8)		—	—	—			—
Goodwill and asset impairments	—	—	—	—			—	44,267	—			44,267
Transaction-related expenses	36,571	—	1,712	(38,283)	(9)		—	26,545	(26,545)	(9)		—

Total expenses	1,629,739	104,721	60,998	(39,296)			1,756,162	962,785	(84,084)			2,634,863
Income (loss) from continuing operations before income taxes	164,753	24,732	(7,984)	38,090			219,591	(89,789)	84,084			213,886
Provision (benefit) for income taxes	53,388	7,303	3,034	12,612	(10)		70,269	(31,727)	10,625	(10)		49,194

Income (loss) from continuing operations	111,365	17,429	(4,950)	25,478			149,322	(58,062)	73,432			164,692

Income (loss) from discontinued operations	111	—	(77)	—			34	—	—			34

Net income	111,476	17,429	(5,027)	25,478			149,356	(58,062)	73,432			164,726
Net loss attributable to noncontrolling interests	1,078	—	—	—			1,078	—	—			1,078

Net income attributable to Acadia Healthcare Company, Inc.	$112,554	$17,429	$(5,027)	$25,478			$150,434	$(58,062)	$73,432			$165,804

Earnings per share-income (loss) from continuing operations:
Basic	$1.65						$2.13					$1.92
Diluted	$1.64						$2.12					$1.92

Weighted average shares:
Basic	68,085			2,514	(11a,11b	)	70,599		15,534	(11c	)	86,133
Diluted	68,391			2,514	(11a,11b	)	70,905		15,534	(11c	)	86,439

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Three months Ended March 31, 2016

(In thousands, except per share amounts)

	Acadia(1)	Priory(4b)	Pro Forma Adjustments	Notes	Acadia Pro Forma
Revenue before provision for doubtful accounts	$627,183	$110,615	$—		$737,798
Provision for doubtful accounts	(10,370)	—	—		(10,370)

Revenue	$616,813	110,615	—		727,428
Salaries, wages and benefits	341,028	61,593	—		402,621
Professional fees	39,991	8,300	—		48,291
Supplies	26,685	3,939	—		30,624
Rents and leases	14,806	5,524	—		20,330
Other operating expenses	70,247	10,836	—		81,083
Depreciation and amortization	27,975	9,114	(1,347)	(6b)	35,742
Interest expense, net	37,714	38,953	(28,630)	(7b)	48,037
Gain on foreign currency derivatives	(410)	—	410	(8)	—
Transaction-related expenses	26,298	5,782	(32,080)	(9)	—

Total expenses	584,334	144,041	(61,647)		666,728
Income (loss) from continuing operations before income taxes	32,479	(33,426)	61,647		60,700
Provision (benefit) for income taxes	7,110	2,931	3,920	(10)	13,961

Income (loss) from continuing operations	25,369	(36,357)	57,727		46,739

Income (loss) from discontinued operations, net of income taxes	—	—	—		—

Net income	25,369	(36,357)	57,727		46,739

Net loss attributable to noncontrolling interests	319	—	—		319

Net income attributable to Acadia Healthcare Company, Inc.	$25,688	$(36,357)	$57,727		$47,058

Earnings per share–income (loss) from continuing operations:
Basic	$0.31				$0.54
Diluted	$0.31				$0.54

Weighted average shares:

Basic	82,943		3,429	(11c)	86,372
Diluted	83,420		3,429	(11c)	86,849

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2015

(In thousands, except per share amounts)

	Acadia(1)	Completed Acquisitions(2)	CRC(3)	Pro Forma Adjustments	Notes	Acadia Pro Forma	Priory(4c)	Pro Forma Adjustments	Notes	Pro Forma Combined
Revenue before provision for doubtful accounts	$374,158	$58,106	$53,014	$—		$485,278	$208,181	$—		$693,459
Provision for doubtful accounts	(8,375)	(363)	—	(1,206)	(5)	(9,944)	—	—		(9,944)

Revenue	365,783	57,743	53,014	(1,206)		475,334	208,181	—		683,515
Salaries, wages and benefits	205,871	33,206	31,288	—		270,365	117,034	—		387,399
Professional fees	22,427	2,965	5,136	—		30,528	9,966	—		40,494
Supplies	16,254	2,209	2,583	—		21,046	7,767	—		28,813
Rents and leases	5,886	1,493	2,023	—		9,402	10,875	—		20,277
Other operating expenses	40,527	5,415	5,708	—		51,650	21,658	—		73,308
Depreciation and amortization	13,104	1,829	2,459	(716)	(6a)	16,676	18,912	(2,779)	(6b)	32,809
Interest expense, net	22,146	905	8,883	(2,727)	(7a)	29,207	30,016	(10,315)	(7b)	48,908
Provision for doubtful accounts	—	—	1,206	(1,206)	(5)	—	—	—		—
Gain on foreign currency derivatives	(53)	—	—	53	(8)	—	—	—		—
Transaction-related expenses	18,416	—	1,712	(20,128)	(9)	—	—	—		—

Total expenses	344,578	48,022	60,998	(24,724)		428,874	216,228	(13,094)		632,007
Income (loss) from continuing operations before income taxes	21,205	9,721	(7,984)	23,518		46,460	(8,047)	13,094		51,508
Provision (benefit) for income taxes	6,613	2,721	(3,034)	8,567	(10)	14,867	211	(3,231)	(10)	11,847

Income (loss) from continuing operations	14,592	7,000	(4,950)	14,951		31,593	(8,258)	16,325		39,661

Income (loss) from discontinued operations, net of income taxes	2	—	(77)			(75)	—	—		(75)

Net income	14,594	7,000	(5,027)	14,951		31,518	(8,258)	16,325		39,586
Net loss attributable to noncontrolling interests	—	—	—	—		—	—	—		—

Net income attributable to Acadia Healthcare Company, Inc.	$14,594	$7,000	$(5,027)	$14,951		$31,518	$(8,258)	$16,325		$39,586

Earnings per share-income (loss) from continuing operations:
Basic	$0.23					$0.45				$0.46
Diluted	$0.23					$0.45				$0.46

Weighted average shares:
Basic	62,530			7,897	(11a,11b)	70,427		15,534	(11c)	85,961
Diluted	62,894			7,897	(11a,11b)	70,791		15,534	(11c)	86,325

See accompanying notes to unaudited pro forma financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(In thousands, except per share amounts)

(1)	The amounts in this column represent Acadia actual results for the periods presented.

(2)	The amounts in this column represent pro forma adjustments for Acadia’s completed acquisitions of (a) Quality Addiction Management, Inc. on March 1, 2015, (b) two facilities from Choice Lifestyles on April 1, 2015, (c) Pastoral Care Group on April 1, 2015, (d) Mildmay Oaks on April 1, 2015, (e) one facility from Choice Lifestyles on June 1, 2015, (f) fifteen facilities from Care UK Limited on June 1, 2015, (g) The Manor Clinic on July 1, 2015, (h) Belmont on July 1, 2015, (i) three facilities from the Danshell Group on September 1, 2015, (j) two facilities from Health and Social Care Partnerships on September 1, 2015, (k) Manor Hall on September 1, 2015, (l) Meadow View on October 1, 2015, (m) one facility from Health and Social Care Partnerships on November 1, 2015, (n) Duffy’s Napa Valley Rehab on November 1, 2015, (o) Discovery House-Group, Inc. on November 1, 2015 and (p) MMO Behavioral Health Systems on December 1, 2015. None of these acquisitions was individually material. Each acquisition is reflected in the adjustments up to its acquisition date.

(3)	The amounts in this column represent CRC actual results for the periods presented prior to the acquisition date of February 11, 2015.

(4)	The historical financial statements of Priory were prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board in British Pounds Sterling (“GBP”) and have been adjusted to: (i) translate the financial statements to U.S. dollars based on the historical exchange rates below and (ii) to conform to Acadia’s financial statement presentation. No material differences between U.S. GAAP and IFRS have been identified with respect to Priory.

		GBP/USD
March 31, 2016	Spot Rate	$1.4368
Year ended December 31, 2015	Average Rate	$1.5284
Three months ended March 31, 2016	Average Rate	$1.4433
Three months ended March 31, 2015	Average Rate	$1.5155

(a)	The amounts below represent actual results for the year ended December 31, 2015.

	Priory (in £ thousands, in IFRS)	Priory (in $ thousands, in U.S. GAAP)
Revenue before provision for doubtful accounts	£571,183	$872,996
Provision for doubtful accounts	—	—

Revenue	571,183	872,996
Salaries, wages and benefits	315,473	482,169
Professional fees	31,500	48,145
Supplies	21,543	32,926
Rents and leases	29,141	44,539
Other operating expenses	54,155	82,771
Depreciation and amortization	50,311	76,895
Interest expense, net	81,476	124,528
Asset impairment	28,963	44,267
Transaction-related expenses	17,368	26,545

Total expenses	629,930	962,785
(Loss) income from continuing operations before income taxes	(58,747)	(89,789)
Benefit for income taxes	(20,758)	(31,727)

Loss from continuing operations	£(37,989)	$(58,062)

(b)	The amounts below represent actual results for the period from January 1, 2016 to February 15, 2016.

	Priory (in £ thousands, in IFRS)	Priory (in $ thousands, in U.S. GAAP)
Revenue before provision for doubtful accounts	£76,640	$110,615
Provision for doubtful accounts	—	—

Revenue	76,640	110,615
Salaries, wages and benefits	42,675	61,593
Professional fees	5,751	8,300
Supplies	2,729	3,939
Rents and leases	3,827	5,524
Other operating expenses	7,508	10,836
Depreciation and amortization	6,315	9,114
Interest expense, net	26,989	38,953
Transaction-related expenses	4,006	5,782

Total expenses	99,800	144,041
(Loss) income from continuing operations before income taxes	(23,160)	(33,426)
Benefit for income taxes	2,031	2,931

Loss from continuing operations	£(25,191)	$(36,357)

(c)	The amounts below represent actual results for the three months ended March 31, 2015.

	Priory (in £ thousands, in IFRS)	Priory (in $ thousands, in U.S. GAAP)
Revenue before provision for doubtful accounts	£137,368	$208,181
Provision for doubtful accounts	—	—

Revenue	137,368	208,181
Salaries, wages and benefits	77,225	117,034
Professional fees	6,576	9,966
Supplies	5,125	7,767
Rents and leases	7,176	10,875
Other operating expenses	14,291	21,658
Depreciation and amortization	12,479	18,912
Interest expense, net	19,806	30,016
Transaction-related expenses	—	—

Total expenses	142,678	216,228
(Loss) income from continuing operations before income taxes	(5,310)	(8,047)
Benefit for income taxes	139	211

Loss from continuing operations	£(5,449)	$(8,258)

(5)	Reflects reclassification of CRC provision for doubtful accounts to conform to Acadia historical presentation.

(6)	Represents the adjustments to depreciation and amortization expense as a result of recording the property and equipment and intangible assets at preliminary estimates of fair value as of the date of the acquisitions, as follows:

(a):	CRC:

	Amount	Useful Lives (in years)	Monthly Depreciation	Year Ended December 31, 2015	Three Months Ended March 31, 2015
Land	24,597	N/A	$—	$—	$—
Building and improvements	88,705	10-40	586	957	954
Equipment	20,492	3-10	481	786	817
Construction in progress	2,369	N/A	—	—	—

	136,163		1,067	1,743	1,743
Indefinite-lived intangible assets	37,000	N/A	—	—	—

Total depreciation and amortization expense				1,743	1,743
Less: historical depreciation and amortization expense of CRC				(2,459)	(2,459)

Depreciation and amortization expense adjustment				$(716)	$(716)

(b):	Priory:

	Amount	Useful Lives (in years)	Monthly Depreciation	Year Ended December 31, 2015	Three Months Ended March 31, 2016	Three Months Ended March 31, 2015
Land	$619,716	N/A	$—	$—	$—	$—
Building and improvements	756,666	40	1,584	20,123	2,401	4,988
Equipment	199,408	3-10	3,538	44,960	5,366	11,145
Construction in progress	12,923	N/A	—	—	—	—

	1,588,713		5,122	65,083	7,767	16,133
Indefinite-lived intangible assets	42,999	N/A	—	—	—	—

Depreciation and amortization expense				65,083	7,767	16,133
Less: historical depreciation and amortization expense				(76,895)	(9,114)	(18,912)

Depreciation and amortization expense adjustment				$(11,812)	$(1,347)	$(2,779)

(7)	Represents an adjustment to interest expense to give effect to the following transactions:

(a)	CRC and other completed acquisitions

	Year Ended December 31, 2015	Three Months Ended March 31, 2015
Interest related to 5.625% Senior Notes due 2023	$13,828	$6,526
Interest related to Term Loan B	2,892	2,892
Interest related to paydown of $97,500 of 12.875% Notes	(8,892)	(3,138)
Interest related to revolving line of credit paydown, net of borrowing	4,219	500
Interest related to amortization of deferred financing costs	676	281
Less: historical interest expense of CRC	(8,883)	(8,883)
Less: historical interest expense of other completed acquisitions	(1,005)	(905)

Interest expense adjustment	$2,835	$(2,727)

(b)	Priory

	Year Ended December 31, 2015	Three Months Ended March 31, 2016	Three Months Ended March 31, 2015
Interest related to new TLA (i)	$4,725	$591	$1,181
Interest related to new TLB (ii)	45,363	5,670	11,341
Interest related to 6.500% Senior Notes due 2024	25,350	3,169	6,338
Interest related to revolving line of credit paydown, net borrowing (iii)	(3,780)	—	(945)
Interest related to amortization of deferred financing costs	7,143	893	1,786
Historical Priory interest expense	(124,528)	(38,953)	(30,016)

Interest expense adjustment	$(45,727)	$(28,630)	$(10,315)

(i)	An increase or decrease of 0.125% in the assumed interest rate of 3.5% would result in a change of $0.2 million and less than $0.1 million and less than $0.1 million for the year ended December 31, 2015 and three months ended March 31, 2016 and 2015, respectively.
(ii)	An increase or decrease of 0.125% in the assumed interest rate of 4.75% would result in a change of $1.2 million, $0.2 million and $0.3 million for the year ended December 31, 2015 and three months ended March 31, 2016 and 2015, respectively.
(iii)	An increase or decrease of 0.125% in the assumed interest rate of 3.5% would result in a change of $0.1 million, and less than $0.1 million for the year ended December 31, 2015 and three months ended March 31, 2016 and 2015.

(8)	Represents the change in fair value of foreign currency derivatives purchased by Acadia related to its investments in the U.K. This expense is omitted in the pro forma statement of operations as it is non-recurring and directly related to such transactions.

(9)	Reflects the removal of acquisition-related expenses included in the historical statements of operations.

(10)	Reflects adjustments to income taxes to reflect the impact of the above pro forma adjustments applying combined U.S. federal and state statutory tax rates and U.K. statutory rates.

(11)	Represents adjustments to weighted average shares used to compute basic and diluted earnings per share for the following:

(a)	To reflect the effect of 5,975,326 shares of common stock issued by Acadia in February 2015, which resulted in an increase in the weighted average shares outstanding of 671,201 for the year ended December 31, 2015 and 2,722,093 for the three months ended March 31, 2015, on a pro forma basis. The proceeds of Acadia’s offering of such common stock were used to partially fund Acadia’s acquisition of CRC on February 11, 2015.

(b)	To reflect the effect of 5,175,000 shares of common stock issued by Acadia in May 2015, which resulted in an increase in the weighted average shares outstanding of 1,843,151 for the year ended December 31, 2015 and 5,175,000 for the three months ended March 31, 2015 on a pro forma basis. The proceeds of Acadia’s offering of such common stock was used to repay outstanding indebtedness and fund acquisitions.

(c)	To reflect the effect of 11,500,000 shares of common stock issued by Acadia in January 2016 and the issuance of 4,033,561 shares of common stock issued in connection with the acquisition of Priory, which resulted in an increase of weighted average shares outstanding of 15,533,561 for each of the year ended December 31, 2015 and three months ended March 31, 2015 and 3,429,053 for the three months ended March 31, 2016, on a pro forma basis.